Exhibit 10.2

EXECUTION VERSION

THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE “SVB SUBORDINATION AGREEMENT”) DATED AS OF THE DATE HEREOF BY AND AMONG LENDER, BORROWER, SILICON VALLEY BANK AND THE OTHER PARTIES THERETO TO THE SENIOR DEBT (AS DEFINED IN THE SVB SUBORDINATION AGREEMENT). THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE ALSO SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE “PFG SUBORDINATION AGREEMENT,” AND TOGETHER WITH THE SVB SUBORDINATION AGREEMENT, THE “SUBORDINATION AGREEMENTS”) DATED AS OF THE DATE HEREOF BY AND AMONG LENDER, BORROWER, PARTNERS FOR GROWTH IV, L.P. AND THE OTHER PARTIES THERETO TO THE SENIOR DEBT (AS DEFINED IN THE PFG SUBORDINATION AGREEMENT); AND THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENTS.

Promissory Note

September 18, 2018

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to NovellusDX, Ltd., or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of September 14, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined unless otherwise defined herein), by and between the Borrower and the Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Loan made by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Lender in Dollars in immediately available funds. If any principal amount is not paid in full when due hereunder, such unpaid amount shall bear interest from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note and all amounts outstanding hereunder shall be convertible into Conversion Shares in accordance with the terms and conditions of the Credit Agreement.

This Note is the Note referred to in the Credit Agreement and the holder is entitled to the benefits thereof. Each Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also endorse on Schedule I hereto the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

Delivery of an executed counterpart of a signature page of this Note by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Note.

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THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

cancer genetics, inc.,
a Delaware corporation

By:	/s/ John A. Roberts
Name:	John A. Roberts
Title:	Chief Executive Officer

[Signature Page to Promissory Note]